Exhibit 10.36
FIRST AMENDMENT TO
STOCKHOLDERS AGREEMENT

This AMENDMENT TO THE STOCKHOLDERS AGREEMENT (this “Amendment”) is entered into as of November 13, 2012 by and among Interline Brands, Inc., a Delaware corporation (the “Company”), GS Capital Partners VI Fund, L.P., a Delaware limited partnership (“GSCP”), GS Capital Partners VI Offshore Fund, L.P., a Cayman Islands exempted limited partnership (“GSCP Offshore”), GS Capital Partners VI GmbH & Co. KG, a limited partnership formed under the laws of the Federal Republic of Germany (“GSCP Germany”), GS Capital Partners VI Parallel, L.P., a Delaware limited partnership (“GSCP Parallel”), MBD 2011 Holdings, L.P., a Cayman Islands exempted limited partnership (“MBD 2011”), Bridge Street 2012 Holdings, L.P., a Cayman Islands exempted limited partnership (“Bridge Street”, collectively with GSCP, GSCP Offshore, GSCP Germany, GSCP Parallel, MBD 2011 and any Affiliates of the foregoing which own Equity Securities from time to time, the “GSCP Parties”), P2 Capital Master Fund I, L.P., a Cayman Islands exempted limited partnership (“P2 Capital I”) and P2 Capital Master Fund VII, L.P. (“P2 Capital VII”, and collectively with P2 Capital I and any Affiliates of the foregoing which own Equity Securities from time to time, the “P2 Parties”), and the Persons listed as Management Holders on the signature pages hereto.

W I T N E S S E T H :
WHEREAS, the Company, the GSCP Parties, the P2 Parties and the Management Holders listed on the signature pages thereto entered into that certain Stockholders Agreement, dated as of September 7, 2012 (the “Stockholders Agreement”);
WHEREAS, the parties hereto have agreed to amend the Stockholders Agreement in order to reduce the restrictive covenant period in Section 10(b) of the Stockholders Agreement for certain Management Holders as provided herein;
WHEREAS, Section 22 of the Stockholders Agreement provides that the Stockholders Agreement may be amended by written agreement executed by (A) the Company, (B) the GSCP Parties, if the GSCP Parties hold at least twenty percent (20%) or more of the outstanding Common Stock, and (C) the P2 Parties, if the P2 Parties hold at least twenty percent (20%) or more of the outstanding Common Stock; and
WHEREAS, Section 22 of the Stockholders Agreement further provides in relevant part that no amendment shall be made to the Stockholders Agreement (A) in a manner that adversely affects the P2 Parties’ rights thereunder, to the extent that such amendment or waiver has a disproportionate impact or effect on the P2 Parties as a group as compared to the other Stockholders, without the prior written consent of the Majority P2 Parties, and (B) no amendment to the Stockholders Agreement shall be made in a manner that disproportionately adversely affects any Management Stockholder compared to the other Management Stockholders without the prior written consent of such Management Stockholder.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:
Section 1.    Definitions. Unless otherwise defined or set forth herein, capitalized terms used herein without definition shall have the meanings ascribed to them in the Stockholders Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Stockholders Agreement shall from and after the date of this Amendment refer to the Stockholders Agreement as amended by this Amendment.

Section 2.    Amendment to Section 1.1.
(a)    Section 1.1 of the Stockholders Agreement is hereby amended by adding the following definitions:
“Prohibited Activity Period” means (i) with respect to a Senior Management Holder, twenty four (24) months following his or her termination of Employment and (ii) with respect to a Management Holder other than a Senior Management Holder, twelve (12) months following his or her termination of Employment.

“Senior Management Holder” means each of Michael Agliata, Federico M. Bravo, Lucretia D. Doblado, John A. Ebner, Michael J. Grebe, Annette A. Ricciuti, James A. Spahn, Kenneth D. Sweder and any other Management Holder who is deemed a Senior Management Holder by mutual agreement between the Company and such Management Holder.
(b)    Section 1.1 of the Stockholders Agreement is hereby amended by replacing the definition of “Permitted Investor Transfer” with the following definition:
“Permitted Investor Transfer” means any (i) Transfer of Equity Securities between a GSCP Party and any Affiliates or limited partners of a GSCP Party, (ii) Transfer of Equity Securities between a P2 Party and any Affiliates or limited partners of a P2 Party or (iii) Transfer of Equity Securities pursuant to the Equity Syndication Agreement.
Section 3.    Amendment to Section 10(b)(i). Section 10(b)(i) of the Stockholders Agreement is hereby amended by replacing the words “twenty-four (24) months following termination of his or her Employment” with the words “the end of the Prohibited Activity Period”.
Section 4.    Miscellaneous.
(a)    No Implied Amendments. Except as specifically set forth in this Amendment, the Stockholders Agreement shall remain in full force and effect and shall not be deemed to have been amended by this Amendment.
(b)    Counterparts. This Amendment may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.
(c)    Governing Law. This Amendment, including the validity hereof and the rights and obligations of the parties hereunder, all amendments and supplements hereto and the transactions contemplated hereby, and all actions or proceedings arising out of or relating to this Amendment, of any nature whatsoever, shall be construed in accordance with and governed by the domestic substantive laws of the State of Delaware without giving effect to any choice of law or conflicts of law provision or rule that might otherwise cause the application of the domestic substantive laws of any other jurisdiction.
(d)    Descriptive Headings. The descriptive headings of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

INTERLINE BRANDS, INC.

By:	/s/ Michael Agliata
	Name:	Michael Agliata
	Title:	VP, General Counsel & Secretary

[Signature Page to Stockholders Agreement Amendment]

GS CAPITAL PARTNERS VI FUND, L.P.
By:    GSCP VI Advisors, L.L.C.,
its general partner

By:	/s/ Bradley Gross
	Name:	Bradley Gross
	Title:	Vice President

GS CAPITAL PARTNERS VI PARALLEL, L.P.
By:    GS Advisors VI, L.L.C.,
its general partner

By:	/s/ Bradley Gross
	Name:	Bradley Gross
	Title:	Vice President

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.
By:    GSCP VI Offshore Advisors, L.L.C.,
its general partner

By:	/s/ Bradley Gross
	Name:	Bradley Gross
	Title:	Vice President

GS CAPITAL PARTNERS VI GmbH & Co. KG
By:    GS Advisors VI, L.L.C.,
its managing limited partner

By:	/s/ Bradley Gross
	Name:	Bradley Gross
	Title:	Vice President

[Signature Page to Stockholders Agreement Amendment]

MBD 2011 HOLDINGS, L.P. By: MBD 2011 OFFSHORE ADVISORS, INC. General Partner By: /s/ Bradley Gross Name: Bradley Gross Title: Vice President Name: Title:
BRIDGE STREET 2012 HOLDINGS, L.P. By: BRIDGE STREET 2012 OFFSHORE ADVISORS, INC. General Partner By: /s/ Bradley Gross Name: Bradley Gross Title: Vice President

[Signature Page to Stockholders Agreement Amendment]

P2 CAPITAL MASTER FUND I, L.P.

By:     P2 Capital GP, LLC,
General Partner

By:	/s/ Claus J. Moller
Name:
Title:

P2 CAPITAL MASTER FUND VII, L.P.

By:     P2 Capital GP VII, LLC,
General Partner

By:	/s/ Claus J. Moller
Name:
Title:

[Signature Page to Stockholders Agreement Amendment]

MANAGEMENT HOLDERS:

/s/ Michael Agliata
Name: Michael Agliata

/s/ Lucretia D. Doblado
Name: Lucretia D. Doblado

/s/ John A. Ebner
Name: John A. Ebner

/s/ Michael J. Grebe
Name: Michael J. Grebe

/s/ Kenneth D. Sweder
Name: Kenneth D. Sweder

[Signature Page to Stockholders Agreement Amendment]